UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 12, 2007
Gilla Inc.
(Exact Name of Registrant as Specified in its Charter)
N/A
(Osprey Gold Corp.)
Nevada
(State or Other Jurisdiction of Incorporation)

000-28107 (Commission File Number)	88-0399260 (IRS Employer Identification No.)

112 North Curry Street, Carson City, NV	89703
(Address of Principal Executive Office)	(Zip Code)
(416) 884-8807
(Registrant’s Telephone Number, Including Area Code)
(Former Name of Former Address, if Changed Since Last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see general Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.01 Other Events
On July 11th, 2007, Gilla Inc., a Nevada corporation (the “Company”) issued a press release announcing that its Board of Directors and a Majority of its Shareholders formally approved on July 11, 2007 the spin-off of its two wholly owned subsidiaries, 6409059 Canada Inc. and Polar Bear Mining Corp. and the dividend of their common shares to the Gilla shareholders of record as of the close of business on July 23, 2007. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GILLA INC.

By:

Georges Benarroch, President
July 12, 2007